SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2007 (May 31, 2007)

	ADMIRALTY HOLDING COMPANY

Colorado	1000	83-0214117

(State or other jurisdiction	(Commission File ID No.)	(IRS Employer No.)
of incorporation)

	3455 Peachtree Road, N.E.
	Suite 560
	Atlanta, GA 30326
	(Address of principal executive offices)

(404) 995-7010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement

On May 31, 2007, a Settlement Agreement (the “Settlement Agreement”), was entered into by and among Admiralty Holding Company (the “Company”), Admiralty Corporation and Admiralty Marine Operations, Ltd. (collectively, the “Companies”), New Millennium Capital Partners II, LLC, AJW Partners, LLC, AJW Offshore, Ltd. and AJW Qualified Partners, LLC, each being funds managed by entities that are wholly owned subsidiaries of The NIR Group, LLC (collectively, “NIR”), and G. Howard Collingwood and Walter S. Cytacki (the “Individuals”).

Under the terms of the Settlement Agreement, NIR agreed to loan to the Companies the sum of $250,000 for the purpose of paying this sum jointly to the Individuals and NIR agreed to pay off all of the existing liens on the R/V New World Legacy. The loan was made through a securities purchase agreement, the terms of which are set forth below. Under the terms of the Settlement Agreement, the Companies also delivered a promissory note to the Individuals in the original principal amount of $600,000. The promissory note is payable jointly to the Individuals in 36 monthly installments, with interest at the rate of 6 ¾% per annum, with payments to commence on July 1, 2007, and continue monthly thereafter.

Under the terms of the Settlement Agreement NIR was granted a first priority security interest in all of the Companies’ assets (including the R/V New World Legacy) to secure all of the Companies’ obligations to NIR, and the Individuals were granted a subordinated security interest in the same to secure payment of the principal and interest due under the $600,000 promissory note. The parties agreed that, in the event of an uncured default under the $600,000 promissory note, all of the assets of the Company will be sold and the parties’ rights with respect to the proceeds received from the sale of the assets shall be governed by the intercreditor agreement entered into among the parties.

The Settlement Agreement also provided for the resignation of all of the current officers and directors of the Companies and the transfer of all of the common stock of the Company held by G. Howard Collingwood to the Company.

Pursuant to the Settlement Agreement, G. Howard Collingwood agreed to transfer all of his right, title, and interest in 3,987,416 shares of common stock of the Company owned (directly or indirectly) by him to the Company to be retired into treasury.

Securities Purchase Agreement (May 30)

On May 30, 2007, a Securities Purchase Agreement (the “May 30 Agreement”) was entered into by and among the Company, and AJW Partners, LLC, AJW Master Fund, Ltd., and New Millennium Capital Partners II, LLC (collectively, the “Buyers”). Under the terms of the May 30 Agreement, the Buyers purchased from the Company (i) three year 8% callable secured convertible notes (the “May 30 Notes”), in the aggregate principal amount of $600,000, convertible into shares of our common stock, and (ii) seven year warrants to purchase an aggregate of 10,000,000 shares of our common stock, with an exercise price of $0.02 per share (the “May 30 Warrants”).

May 30 Notes

Interest is payable on the May 30 Notes at the rate of 8% per annum and is payable quarterly in cash. However, the interest rate resets to 0% for any month in which the stock price is greater than $0.05, for each trading date during that month.

The full principal amount of the May 30 Notes, plus any accrued and unpaid interest, plus any default interest, plus certain penalties, if owed, under the May 30 Notes or May 30 Registration Rights Agreement (the “Conversion Amount”) is convertible into our common stock at any time, at the Buyers option, at a conversion price equal to the lesser of:

  40% multiplied by the average of the lowest three intraday trading prices during the twenty trading days ending one trading day prior to the date that the conversion notice is sent to the company, and
  $0.15 (the fixed conversion price).

The conversion price is subject to adjustment for any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, and the fixed conversion price is subject to adjustment in connection with any sale or deemed sale of our common stock for less than the fixed conversion price.

In the event that we issue shares of our common stock as a result of conversions of the May 30 Notes equal to 19.99% of our total shares outstanding on May 30, 2007 (subject to adjustment for stock splits, stock dividends, combinations, capital reorganizations and similar events), and if we fail to eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over us or any of our securities on our ability to issue shares of common stock in excess of 19.99% of our common stock outstanding, then in lieu of any further right to convert the May 30 Notes, and in full satisfaction of our obligations under the May 30 Notes, we shall pay to the Buyers, within fifteen (15) business days of day that we issue such shares, an amount equal to 130% times the sum of (a) the then outstanding principal amount of the May 30 Notes immediately following such date, plus (b) accrued and unpaid interest on the unpaid principal amount of the May 30 Notes to the date of payment, plus (c) default interest, if any, on the amounts referred to in clause (a) and/or (b) above, plus (d) any optional amounts that may be added thereto at such date by the Buyers in accordance with the terms of the May 30 Notes. In the event that the sum of (x) the aggregate number of shares of our common stock issued upon conversion of the May 30 Notes plus (y) the aggregate number of shares of Common Stock that remain issuable upon conversion of May 30 Notes, represents at least 19.99% of the total outstanding shares of common stock, we will use our best efforts to seek and obtain shareholder approval (or obtain such other relief as will allow conversions hereunder in excess of 19.99%) as soon as practicable thereafter and before the May 30 Notes are converted into 19.99% of our outstanding shares of common stock.

Upon a default under the May 30 Notes, we are required to pay the Buyers an amount equal to the greater of (i) 130% times the sum of (w) the then outstanding principal amount of the May 30 Notes plus (x) accrued and unpaid interest on the unpaid principal amount of the May 30 Notes to the date of payment plus (y) default interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) certain penalties, if any, owed to the Buyers pursuant to May 30 Notes or the May 30 Registration Rights Agreement (the “Default Sum”), or (ii) that amount equal to (a) the highest number of shares of our common stock issuable upon conversion of or otherwise pursuant to the Default Sum, treating the trading day immediately preceding the payment date as the conversion date for purposes of determining the lowest applicable conversion price, unless the default arises as a result of a breach in respect of a specific conversion date in which case such conversion date shall be the conversion date, multiplied by (b) the highest closing price for our common stock during the period beginning on the date of first occurrence of the default and ending one day prior to the payment date.

We have a call option under the terms of the May 30 Notes. The call option provides us with the right to prepay all of the outstanding May 30 Notes at any time, provided that (i) we have not suffered an event of default or failed to eliminate any prohibitions against issuing more that 19.99% of our common stock under the May 30 Notes, (ii) we have sufficient common stock reserved for issuance upon full conversion of the May 30 Notes, and (iii) our stock is trading at or below $0.15 per share. Prepayment of the notes is to be made in cash equal to either (i) 125% of the conversion amount for prepayments occurring within 30 days following the issue date of the May 30 Notes; (ii) 135% of the conversion amount for prepayments occurring between 31 and 60 days following the issue date of the May 30 Notes; and (iii) 150% of the conversion for prepayments occurring after the 60th day following the issue date of the May 30 Notes.

Our right to repay the May 30 Notes is exercisable on not less than ten trading days' prior written notice to the Buyers. Notwithstanding the notice of prepayment, the Buyers have the right at all times to convert all or any portion of the May 30 Notes prior to payment of the prepayment amount.

We also have a partial call option under the terms of the May 30 Notes in any month in which the current price of our common stock is below $0.15 for each day during such month. Under the terms of the partial call option, we have the right to prepay a portion of the outstanding principal amount of the May 30 Notes determined by multiplying the then outstanding principal amount of the May 30 Notes by 104%, dividing that amount by 36, and adding one month’s interest amount.

May 30 Warrants

As further consideration to the Buyers, we issued warrants to the Buyers to acquire an aggregate of 10,000,000 shares of our common stock at an exercise price of $0.02 per share. The warrants have a seven-year term from the date of issuance, with cashless exercise permitted in the event there is not an effective registration statement registering the shares underlying the warrants at the time of exercise.

The exercise price is subject to adjustment for any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event and is subject to adjustment in connection with any sale or deemed sale of our common stock for less than the exercise price.

We are required to have authorized, and reserve for the purpose of issuance, a sufficient number of shares of our common stock to provide for the full conversion or exercise of the outstanding May 30 Notes and May 30 Warrants and the issuance of our common shares in connection therewith (based on the conversion price of the May 30 Notes and exercise price of the May 30 Warrants in effect from time to time) and as otherwise required by the May 30 Notes.

The Buyers are restricted from converting the May 30 Notes or exercising the May 30 Warrants if the number of shares of our common stock that they will receive upon such conversion or exercise combined with the number of shares held by them and by their affiliates after such conversion or exercise exceeds 4.9% of the then issued and outstanding shares of our common stock. The May 30 Notes and May 30 Warrants also contain provisions that require us to pay penalties for the failure to timely deliver common stock to the Buyers upon conversion or exercise.

Security Agreements (May 30)

The May 30 Notes are secured by all of our assets and intellectual property pursuant to an intellectual property agreement and a security agreement, each dated as of May 30, 2007.

Registration Rights Agreement (May 30)

We also entered into a registration rights agreement with the Buyers, dated as of May 30, 2007. The registration rights agreement provides in part that we shall prepare and file with the Securities and Exchange Commission a registration statement covering the shares of our common stock issuable to the Buyers under the May 30 Notes and May 30 Warrants within thirty (30) days of the closing of the May 30 Agreement. If the registration statement is not declared effective within 100 days after the closing of the May 30 Agreement (or September 7, 2007), we are required to pay to the Buyers liquidated damages in common stock or cash, at our election, in an amount equal to 2% of the outstanding principal amount on the May 30 Notes, per month or partial month. After such registration statement is declared effective, we are also required to pay liquidated damages for any month or partial month that sales cannot be made pursuant to the registration statement and for any month that our common stock is not listed or included for quotation on the OTCBB, Nasdaq, Nasdaq Small Cap, NYSE or AMEX, or that trading is halted. The registration rights agreement also provides the Buyers with piggy-back registration rights.

Securities Purchase Agreement (June 7)

On June 7, 2007, a Securities Purchase Agreement (the “June 7 Agreement”) was entered into by and among the Company and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC (collectively, the “Buyers”). Under the terms of the June 7 Agreement, the Buyers purchased from the Company (i) three year 8% callable secured convertible notes of the Company (the “June 7 Notes”), in the aggregate principal amount of $250,000, convertible into shares of our common stock, and (ii) seven year warrants to purchase an aggregate of 10,000,000 shares of our common stock, with an exercise price of $0.02 per share (the “June 7 Warrants”).

June 7 Notes

The terms of the June 7 Notes are substantially the same as the terms of the May 30 Notes described above.

June 7 Warrants

The terms of the June 7 Warrants are substantially the same as the terms of the May 30 Warrants described above.

Security Agreements

The June 7 Notes are secured by all of our assets and intellectual property under an intellectual property agreement and a security agreement, each dated as of June 7, 2007.

Registration Rights Agreement

The Company and the Buyers also entered into a registration rights agreement on June 7, 2007. The terms of the registration rights agreement are substantially the same as the registration rights agreement executed on May 30, 2007, except that the registration statement must be declared effective by September 15, 2007 to avoid the payment of liquidated damages.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The sale of the May 30 Notes and the June 7 Notes described in Item 1.01 were completed on May 30, 2007 and June 7, 2007 respectively. The May 30 Notes and the June 7 Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The May 30 Notes, the June 7 Notes, the May 30 Warrants and the June 7 Warrants described in Item 1.01 were offered and sold to the Buyers in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Buyers is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

On August 13, 2007, we issued 10,000,000 shares of our Series A Convertible Preferred Stock to Herbert C. Leeming, our sole officer and director, in consideration of his services to the Company. This issuance was made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As a result of the settlement agreement described in Item 1.01, all of the officers and directors of the Company as of the date of the Settlement Agreement resigned, and Herbert C. Leeming was appointed as our sole officer and director. On August 13, 2007, we issued 10,000,000 shares of our Series A Preferred Stock to Herbert C. Leeming in consideration of his services to the Company. The shares of Series A Preferred Stock are convertible into 52% of our common stock (on a fully-diluted basis) and vote on an as converted basis. Therefore, Herbert C. Leeming has the ability to control the Company.

The following table sets forth, as of August 7, 2007, the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company’s Common Stock, each officer and directly individually and all officers and directors as a group:

	Number of Shares	Percentage

Herbert C. Leeming (1)	87,904,037	52.0%
CEO, Secretary, Treasurer and Director
3455 Peachtree Road, N.E., Suite 560
Atlanta, GA 30326

James W. Larsen(2)	5,315,520	6.55%
475 Oakleaf Trail
Suwanee, GA 30174

Walter Cytaki (3)
225 Marion Street	8,633,472	10.64%
River Rouge, MI 48218

All directors and officers as a group		52.0%

(1 Person)	87,904,037	52.0%

(1)	Based on 10,000,000 shares of Series A Preferred Convertible stock that are convertible into 52% of the fully- diluted shares of the Company’s common stock. The actual number of shares of common stock into which the 10,000,000 shares of Series A Preferred Stock are convertible is greater than 87,904,037. This amount only represents 52% of the issued and outstanding shares of the Company’s common stock and does not represent 52% of the Company’s common stock on a fully-diluted basis.

(2)	Includes 2,400,000 options exercisable into restricted shares at $0.25. Mr. Larsen is formerly a Chief Technology Officer and Director.

(3)	Includes 8,183,043 shares in Walterwood, a partnership of which Mr. Cytaki is the owner and 450,429 shares held individually.

We will file an amendment to this 8-K as soon as practicable to include the information that would be required if we were filing a general form for registration of securities on Form 10-SB.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) None.

(b) Pursuant to the settlement agreement and effective as of May 31, 2007, all of the officers and directors of the Companies resigned.

  G. Howard Collingwood (Chairman, Chief Executive Officer and Director)
  Murray D. Bradley, Jr. (Chief Financial Officer and Director of Admiralty Holding Company; Director, Senior Vice President, Secretary and Treasurer of Admiralty Corporation)
  William H. Boone (Director, Member of Audit and Chairman of Compensation Committees)
  Marc S. Wallace (Director, Chairman of Audit and Member of Compensation Committees)
  Marc Geriene (Director and Member of Audit and Compensation Committees).

From Admiralty Marine Operations, Ltd., the following persons resigned:

  Murray D. Bradley, Jr. (President, Treasurer, and Director)
  G. Howard Collingwood (Vice President and Director)

(c) Effective as of May 31, 2007, Herbert Leeming was appointed as our chief executive officer, secretary, treasurer, and director of the Company. Herbert Leeming has been the chief executive officer and a director of Legal Access Technologies, Inc. since April 28, 2005 and the president and a director of World Explorer since June 14, 2004 and was previously a co-founder of Admiralty Corporation. Mr. Leeming also previously served as Admiralty’s Chairman of the Board and as its Chief Executive Officer and President. Prior to 1986, Mr. Leeming was active in oil and gas exploration and production, energy management, real estate acquisition and financing. He has been instrumental in bringing together the requisite parties for business and financial transactions and has also served as a liaison between corporate management and the legal, accounting, financial, governmental and academic communities. As of the date hereof, Mr. Leeming has not entered into any compensation agreements with the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On August 13, 2007, the Company filed an Amendment to our Articles of Incorporation. The Amendment to the Articles of Incorporation was approved by our board of directors and no stockholder vote was required. The Amendment to the Articles of Incorporation authorized the issuance of 10,000,000 shares of Series A Preferred Stock, par value $0.001. At any time after the payment in full of the Company’s indebtedness to The NIR Group, LLC and its affiliates or after the conversion in full of such indebtedness into our common stock, and at the option of the holders of a majority of all of the issued and outstanding shares of Series A Preferred Stock, all of the shares of Series A Preferred Stock, collectively, shall automatically be converted into 52% of the fully-diluted shares of our common stock as of the date fixed for conversion. In addition, each issued and outstanding share of our Series A Preferred Stock is entitled to the number of votes equal to the number of shares of our common stock into which it is convertible.

(b) Not applicable. Section 8 – Other Events

Item 8.01

Other Events

On June 27, 2007, the following persons delivered notices of conversion to the Company with respect to convertible notes issued by the Company on June 23, 2005.

Name of Holder	Conversion	Number of Shares
	Amount	Issuable

AJW Partners, LLC	$ 3,025.81	581,887

New Millennium Capital Partners II, LLC	$ 357.21	68,695

AJW Offshore, Ltd.	$10,527.30	2,024,481

AJW Qualified Partners, LLC	$ 7,102.25	1,365,818

As of the date of this report, we have not delivered the shares issuable pursuant to the above conversions, and as a result have incurred penalties in the amount of $64,000, per note, and will continue to incur $2,000 in penalties per day, per note. We intend to deliver such shares as soon as practicable.

The Company is currently in default on its promissory notes entered into with AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Offshore, Ltd., and AJW Qualified Partners, LLC, dated June 23, 2005, September 28, 2005, December 21, 2005 and September 28, 2006, however, the lenders have not taken action to accelerate or otherwise collect on the promissory notes as of the date of this report.

We have also changed our address and telephone number. Please contact us at:

3455 Peachtree Road, N.E. Suite 560 Atlanta, GA 30326 (404) 995-7010

Section 9 – Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document

2.1	Amendment to Articles of Incorporation filed on August 13, 2007.

10.1	Settlement Agreement, dated as of May 31, 2007, by and among the
Company, Admiralty Corporation, and Admiralty Marine Operations; New
Millennium Capital Partners II, LLC, AJW Partners, LLC, AJW Offshore,
Ltd. and AJW Qualified Partners, LLC, each being funds managed by entities that are wholly owned subsidiaries of The NIR Group, LLC; and G. Howard
Collingwood and Walter S. Cytacki

10.2	Securities Purchase Agreement, dated as of May 30, 2007, by and among the
Company, and AJW Partners, LLC, AJW Master Fund, Ltd., and New
Millennium Capital Partners II, LLC.

10.3	Form of Callable Secured Convertible Note, dated as of May 30, 2007.

10.4	Form of Stock Purchase Warrant, dated as of May 30, 2007.

10.5	Security Agreement, dated as of May 30, 2007, by and between the Company,
AJW Partners, LLC, AJW Master Fund, Ltd., and New Millennium Capital
Partners II, LLC

10.6	Intellectual Property Security Agreement, dated as of May 30, 2007, by and between the Company, AJW Partners, LLC, AJW Master Fund, Ltd., and New
Millennium Capital Partners II, LLC.

10.7	Registration Rights Agreement, dated as of May 30, 2007, by and between the
Company, AJW Partners, LLC, AJW Master Fund, Ltd., and New Millennium
Capital Partners II, LLC

10.8	Securities Purchase Agreement, dated as of June 7, 2007, by and among the
Company and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified
Partners, LLC, and New Millennium Capital Partners II, LLC

10.9	Form of Callable Secured Convertible Note, dated as of June 6, 2007

10.10	Form of Stock Purchase Warrant, dated as of June 6, 2007

10.11	Security Agreement, dated as of June 6, 2007, by and between the Company,
AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and
New Millennium Capital Partners II, LLC

10.12	Intellectual Property Security Agreement, dated as of June 6, 2007, by and between the Company, AJW Partners, LLC, AJW Offshore, Ltd., AJW
Qualified Partners, LLC, and New Millennium Capital Partners II, LLC

10.13	Registration Rights Agreement, dated as of June 7, 2007, by and between the
Company, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners,
LLC, and New Millennium Capital Partners II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Admiralty Holding Company
(Registrant)

Dated: August 13, 2007	By: /s/ Herbert C. Leeming
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Herbert C. Leeming, Chief Executive Officer